Exhibit 24.1

                               Power of Attorney


     Each person whose signature appears below hereby appoints each of Gary L. Countryman, Edmund F. Kelly, Kenneth R. Leibler, C. Allen Merritt, and John A. Benning, and each or any of them acting singly with full power to act without the other, to be his or her true and lawful attorney-in-fact with authority, with full power of substitution and resubstitution, together or individually to execute in the name of each such person, in any and all capacities, and to file with the Securities and Exchange Commission any and all Registration Statements on Forms S-3 (for a dividend reinvestment plan) or S-8 (for sale of LFC stock under employee benefit plans) under the Securities Act of 1933, as amended (the "Securities Act), and any and all amendments (including post-effective amendments) to any such Registration Statement, together with any exhibits thereto and other documents therewith, necessary or advisable to enable the Company to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                               Capacity                Date
---------                               --------                ----


/s/ Gregory H. Adamiam          Director                  November 13, 1996
--------------------------
Gregory H. Adamian


/s/ Gerald E. Anderson          Director                  November 13, 1996
--------------------------
Gerald E. Anderson


/s/ Michael J. Babcock          Director                  November 13, 1996
--------------------------
Michael J. Babcock


/s/ Michael von Clemm           Director                  November 13, 1996
--------------------------
Michael von Clemm


/s/ Harold W. Cogger            Director                  November 13, 1996
--------------------------
Harold W. Cogger


/s/ Gary L. Countryman          Chairman and Director     November 13, 1996
--------------------------
Gary L. Countryman

/s/ Paul J. Darling, II         Director                  November 13, 1996
--------------------------
Paul J. Darling, II


/s/ C. Herbert Emilson          Director                  November 13, 1996
--------------------------
C. Herbert Emilson


/s/ David F. Figgins            Director                  November 13, 1996
--------------------------
David F. Figgins


/s/ John B. Gray                Director                  November 13, 1996
--------------------------
John B. Gray


                                Director                  November 13, 1996
--------------------------
John P. Hamill


/s/ Marian L. Heard             Director                  November 13, 1996
--------------------------
Marian L. Heard


/s/ Raymond H. Hefner, Jr.      Director                  November 13, 1996
--------------------------
Raymond H. Hefner, Jr.


/s/ Edmund F. Kelly             Director                  November 13, 1996
--------------------------
Edmund F. Kelly

/s/ Kenneth R. Leibler          President  and            November 13, 1996
--------------------------       Chief Executive Officer
Kenneth R. Leibler                 and Director


/s/ Sabino Marinella            Director                  November 13, 1996
--------------------------
Sabino Marinella

/s/ Ray B. Mundt                Director                  November 13, 1996
--------------------------
Ray B. Mundt


/s/ Richard A. Smith            Director                  November 13, 1996
--------------------------
Richard A. Smith


/s/ Glenn P. Strehle            Director                  November 13, 1996
--------------------------
Glenn P. Strehle


/s/ Stephen J. Sweeney          Director                  November 13, 1996
--------------------------
Stephen J. Sweeney


/s/ Stanley A. Wainer           Director                  November 13, 1996
--------------------------
Stanley A. Wainer